This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 LTM Revenue 200 207 212 217 221 224 230 235 240 LTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 Slide 2

Q1 2003 Q1 2002 % Change Movie Revenue $ 17.12 $ 17.04 .5% Other Interactive Services $ 4.77 $ 4.41 8.2% Total Per Guest Pay Room $ 21.89 $ 21.45 2.1% Q1 Revenue Per Room Analysis Slide 3 Despite occupancy levels down 140 bps Digital platform in 33% of rooms, generating 38% more revenue than tape. FINANCIAL HIGHLIGHTS

Slide 4 Q1 2003 Q1 2002 bp Change Gross Profit Margin 55.4% 59.2% -3.8 Reconciliation: TV Internet Integration (InnMedia) -2.0 Programming Costs (Mix Shift) -0.9 Hotel Incentive Commissions -0.9 -3.8 Gross Margin Analysis FINANCIAL HIGHLIGHTS

Improving Efficiencies Slide 5 Q1 2003 Q1 2002 % Change GP Operations Expense $ 2.88 $ 2.85 1.1% SG&A Expense 2.05 2.35 (12.8%) Total Digital Revenue $ 4.93 $5.20 ( 5.2%) FINANCIAL HIGHLIGHTS SG&A down to 9.1% of revenue, from 10.5% Q1'02

(in millions) EBITDA Growth Despite Occupancy Declines Slide 6 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 EBITDA 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 FINANCIAL HIGHLIGHTS

Decreasing Capital Spending - Q1 vs. Q1 Q1 2002 Q1 2003 2001 18.8 16.18 Total Capital Spending Q1 2002 Q1 2003 2001 475 420 Capital Per New Digital Room Slide 7 (in millions) FINANCIAL HIGHLIGHTS

Cash from Operations Analysis - Q1 vs Q1 Q1 2003 Q1 2002 Cash from Operations $ 17.6 $ 11.2 Corporate Capital (3.6) (4.5) Minor Extension Investment (0.9) (1.0) Discretionary Free Cash Flow $ 13.1 $ 5.6 Digital Renewal Investment * (4.9) (3.3) New Room Investment ** (7.7) (9.1) Post-Growth Cash Flow $ 0.4 $ (6.8) *Digital Upgrade Rooms 14,300 9,000 **New Digital Rooms 18,400 19,300 Slide 8 (in millions) FINANCIAL HIGHLIGHTS

FINANCIAL OUTLOOK Q2 & Full Year 2003 Guidance Q2 '03 Range FY' 03 Range Revenue $ 62.0 - $ 65.0 $ 254.0 - $ 260.0 Operating EBITDA $ 21.0 - $ 22.5 $ 86.0 - $ 89.0 Operating Income $ 1.1 - $ 2.6 $ 6.7 - $ 9.7 Net Loss $ (7.4) - $ (5.9) $(27.4) - $ (24.4) EPS (Loss) $(0.60)- $(0.48) $(2.20) - $ (1.96) Capital Investment $15.0 - $ 16.0 $ 60.0 - $ 63.0 Slide 9 (in millions except per share)

FINANCIAL OUTLOOK Second Quarter Operating Strategy Basic assumption - Occupancy rates will be soft Action Plan: Reduce discretionary operating expenses Moderate capital investment - new rooms emphasis Incremental financing - approximately $8 million Net, free cash flow positive beginning in 2nd Half '03: Manage capital investment program Debt to peak at approximately $363 million Intent to reduce debt levels in 2004 and beyond Slide 10

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